Supplementary Financial Information on Oil and Natural Gas Exploration, Development and Production Activities (Unaudited) - Costs Incurred in Oil and Natural Gas Property Acquisition, Exploration and Development (Details) - USD ($)
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Property acquisition and developmental costs:
Development	$ 18,442	$ 1,058,704
Property Acquisition	0	0
Undrilled Leaseholds	0	0
Asset retirement obligations	0	2,506
Totals costs incurred	$ 18,442	$ 1,061,210